UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2010

CME Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31553	36-4459170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 South Wacker Drive, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-930-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

CME Group Inc. held its 2010 annual meeting of shareholders on May 5, 2010. The results of the proposals are as follows:

1.	The election of nine Equity Directors to serve until 2013 (elected by the Class A and Class B shareholders voting together as a single class):

Name	Votes For	Votes Withheld
Terrence A. Duffy	44,659,800	1,057,209
Charles P. Carey	44,568,138	1,148,871
Mark E. Cermak	44,730,791	986,218
Martin J. Gepsman	43,800,324	1,916,685
Leo Melamed	44,125,419	1,591,590
Joseph Niciforo	44,214,815	1,502,194
C.C. Odom II	44,664,493	1,052,516
John F. Sandner	44,034,359	1,682,650
Dennis A. Suskind	44,739,382	977,627

There were a total of 7,924,294 broker non-votes in the election of the Equity Directors.

2.	The election of one Class B-1 Director to serve until 2013 from a slate of two nominees (elected by the Class B-1 shareholders):

Name	Votes For	Votes Against	Abstentions
James S. Ginsburg	126	66	142
Howard J. Siegel	169	38	127

3.	The election of one Class B-3 Director to serve until 2013 from a slate of two nominees (elected by the Class B-3 shareholders):

Name	Votes For	Votes Against	Abstentions
Gregory J. Heraty	178	83	259
Gary M. Katler	240	115	165

4.	The election of five members of the Class B-1 Nominating Committee to serve until 2011 from a slate of ten nominees (elected by the Class B-1 shareholders):

Name	Votes For	Votes Against	Abstentions
William C. Bauman	108	33	190
Thomas A. Bentley	117	32	182
Jeffrey R. Carter	143	25	163
Brock J. Connelly	71	45	215
Michael J. Downs	135	25	171
John W. Fischer	114	32	185
John C. Garrity	152	23	156
Hershel Herrendorf	96	37	198
Brian J. Muno	95	42	194
Dean S. Norris	75	46	210

5.	The election of five members of the Class B-2 Nominating Committee to serve until 2011 from a slate of ten nominees (elected by the Class B-2 shareholders):

Name	Votes For	Votes Against	Abstentions
Richard J. Duran	144	17	149
George P. Hanley	79	30	201
Donald J. Lanphere Jr.	159	10	141
Michael E. Lattner	88	28	194
Patrick J. Mulchrone	170	19	121
Ronald A. Pankau	142	18	150
Steven D. Peake	50	31	229
Gregory J. Veselica	94	28	188
Barry D. Ward	85	24	201
Jeff S. Waters	64	30	216

6.	The ratification of the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent public accounting firm for 2010 (ratified by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
53,034,430	508,867	98,006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

May 10, 2010	By:	Kathleen M. Cronin

Name: Kathleen M. Cronin
Title: Managing Director, General Counsel & Corporate Secretary